UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nieuwezijds Voorburgwal 104 1012 SG Amsterdam, the Netherlands	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 6 82 55 84 30

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Jeanmarie Cooney as Interim Non-Executive Director

On May 19, 2022, Playa Hotels & Resorts N.V. (the “Company”) appointed Jeanmarie Cooney to serve as an interim non-executive director of the Company’s Board of Directors (the “Board”), effective July 1, 2022, for a term lasting until the Company’s 2023 annual general meeting of shareholders.

Ms. Cooney, 56, is an accomplished Global Finance Executive with over thirty years’ experience providing strategic financial and operational management across a diverse spectrum of industries. She is the former Executive Vice President and Chief Financial Officer for Wyndham Hotel Group (now Wyndham Hotels & Resorts), having served in that capacity from 2015 through 2018. She was a key executive and partner with the business and was charged with leading financial reporting, strategic planning, budgeting & forecasting, audit, acquisition, risk management, IT, and shared services. After playing a critical role in splitting Wyndham into two publicly traded companies, she served from 2019 to 2020 as the principal of JM Consulting and Coaching Services, where she advised companies on financial and operational growth, and since 2020 has served as the SVP, Finance, Strategy and Planning at New York Road Runners Inc., where she leads finance, strategy, analytics and planning at the nonprofit, premier running organization. Ms. Cooney began her career at Ernst & Young and has held many senior-level positions with blue-chip corporations including Cendant and PepsiCo. She is a graduate of Iona College with a BBA in accounting and earned her CPA. Ms. Cooney will serve on the Audit Committee of the Board.

There were no arrangements or understandings between Ms. Cooney and any other persons pursuant to which Ms. Cooney was selected as an interim non-executive director. Ms. Cooney does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: May 19, 2022	By:	/s/ Tracy M.J. Colden
Tracy M.J. Colden
EVP & General Counsel